                                                                    EXHIBIT 99.2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  ABFC 2005-AQ1



------------------------------------------------------------
                                             ORIGINATOR/
                                              SOURCE 1
------------------------------------------------------------

         FICO avg                                683
------------------------------------------------------------
        FICO stdev                                57
------------------------------------------------------------
       FICO < 500%                              0
------------------------------------------------------------
       FICO < 560%                               2.03%
------------------------------------------------------------
   10th Percentile FICO                          604
------------------------------------------------------------
   90th Percentile FICO                          750
------------------------------------------------------------
         CLTV avg                               75.85%
------------------------------------------------------------
        CLTV >80%                              40.22%
------------------------------------------------------------
         SS CLTV                                75.98%
------------------------------------------------------------
   10th Percentile CLTV                           50
------------------------------------------------------------
   90th Percentile CLTV                           90
------------------------------------------------------------
        Full Doc%                               87.60%
------------------------------------------------------------
       Loan Bal avg                          $169,899.59
------------------------------------------------------------
          DTI%                                  37.96%
------------------------------------------------------------
         DTI >45%                               29.76%
------------------------------------------------------------
         Purch%                                  0.26%
------------------------------------------------------------
        Cash Out%                               92.45%
------------------------------------------------------------
          Fxd%                                 100.00%
------------------------------------------------------------
      3 yr ARM >=%                            0.00%
------------------------------------------------------------
         WAC avg                                6.910%
------------------------------------------------------------
        WAC stdev                               1.148%
------------------------------------------------------------
        1st Lien%                                 100%
------------------------------------------------------------
           MI%                                      0
------------------------------------------------------------
           CA%                                  21.64%
------------------------------------------------------------
        Sng Fam%                                87.74%
------------------------------------------------------------
       Invt Prop%                                1.82%
------------------------------------------------------------
           MH%                                   2.02%
------------------------------------------------------------
           IO%                                   0.00%
------------------------------------------------------------
         2yr IO%                                 0.00%
------------------------------------------------------------
    IO non-Full Doc%                             0.00%
------------------------------------------------------------
        2-4 Fam%                                 3.67%
------------------------------------------------------------
        Prim Occ%                               97.45%
------------------------------------------------------------
       <$100K Bal%                              11.95%
------------------------------------------------------------
   2yr Prepay Penalty%                           0.33%
------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                                                               ABFC 2005-AQ1

    ORIGINATOR/ SOURCE          WA LTV           WA CLTV         WA SS CLTV          FICO          WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------

        Ameriquest              75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL:                75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------

      DOCUMENTATION             WALTV            WACLTV          WA SS CLTV         WAFICO         WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------
           Full                 76.09             76.09             76.22            684          6.846       87.60     0.19
--------------------------------------------------------------------------------------------------------------------------------
         Non-Full               74.13             74.13             74.29            672          7.364       12.40     0.79
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL                 75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------

      INTEREST ONLY             WALTV            WACLTV          WA SS CLTV         WAFICO         WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------
         2-yr IO                 N/A               N/A               N/A             N/A           N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
         Other IO                N/A               N/A               N/A             N/A           N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
          Non-IO                 N/A               N/A               N/A             N/A           N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL                  N/A               N/A               N/A             N/A           N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------------------------------

           FICO                 WALTV            WACLTV          WA SS CLTV         WAFICO         WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------
         500-559                73.55             73.55             73.60            541          9.547       2.03      0.00
--------------------------------------------------------------------------------------------------------------------------------
         560-599                74.53             74.53             74.68            579          8.858       3.71      0.00
--------------------------------------------------------------------------------------------------------------------------------
         600-639                76.37             76.37             76.50            623          7.816       11.64     0.65
--------------------------------------------------------------------------------------------------------------------------------
         640-679                77.79             77.79             77.97            659          6.997       29.24     0.20
--------------------------------------------------------------------------------------------------------------------------------
          680>=                 74.85             74.85             74.95            722          6.430       53.38     0.24
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL                 75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------

       LOW BALANCE              WALTV            WACLTV          WA SS CLTV         WAFICO         WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------
         <80,000                68.12             68.12             68.22            651          8.288       5.49      0.16
--------------------------------------------------------------------------------------------------------------------------------
      80,000-100,000            73.70             73.70             73.82            662          7.756       6.46      0.35
--------------------------------------------------------------------------------------------------------------------------------
        100,000>=               76.49             76.49             76.62            686          6.762       88.05     0.26
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL                 75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------

      LIEN POSITION             WALTV            WACLTV          WA SS CLTV         WAFICO         WAC       % BAL.    PURCH %
--------------------------------------------------------------------------------------------------------------------------------
         1st Lien               75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL                 75.85             75.85             75.98            683          6.910      100.00     0.26
--------------------------------------------------------------------------------------------------------------------------------

    ORIGINATOR/ SOURCE    INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %   IO%      DTI%    DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------

        Ameriquest            1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL:              1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------

      DOCUMENTATION       INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %     IO%     DTI %   DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
           Full               1.48          100        1.04        22.24          100.00       N/A     37.92     29.57        N/A
------------------------------------------------------------------------------------------------------------------------------------
         Non-Full             4.28          100        1.07        17.41           0.00        N/A     38.20     31.06        N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL               1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------

      INTEREST ONLY       INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %     IO%     DTI %   DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
         2-yr IO              N/A           N/A         N/A         N/A             N/A        N/A      N/A       N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
         Other IO             N/A           N/A         N/A         N/A             N/A        N/A      N/A       N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
          Non-IO              N/A           N/A         N/A         N/A             N/A        N/A      N/A       N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL               N/A           N/A         N/A         N/A             N/A        N/A      N/A       N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

           FICO           INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %     IO%     DTI %  DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
         500-559              1.58          100        0.36         4.38           76.62       N/A     39.61     43.28        N/A
------------------------------------------------------------------------------------------------------------------------------------
         560-599              1.53          100        0.86         9.44           77.85       N/A     38.39     34.82        N/A
------------------------------------------------------------------------------------------------------------------------------------
         600-639              2.23          100        1.22        11.62           82.90       N/A     38.21     33.04        N/A
------------------------------------------------------------------------------------------------------------------------------------
         640-679              2.16          100        1.39         19.9           90.48       N/A     38.08     28.87        N/A
------------------------------------------------------------------------------------------------------------------------------------
          680>=               1.58          100        0.85        26.29           88.14       N/A     37.74     28.66        N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL               1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------

       LOW BALANCE        INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %     IO%     DTI %   DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
         <80,000              3.32          100        0.45         4.3            81.35       N/A     36.26     24.95        N/A
------------------------------------------------------------------------------------------------------------------------------------
      80,000-100,000          1.51          100        0.70         6.59           88.47       N/A     36.03     22.82        N/A
------------------------------------------------------------------------------------------------------------------------------------
        100,000>=             1.75          100        1.10        23.83           87.93       N/A     38.2      30.57        N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL               1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------

      LIEN POSITION       INVT PROP %    1ST LIEN %  % WITH S.2NDS  CA%         FULL DOC %     IO%     DTI %   DTI% >45 % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
         1st Lien             1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL               1.82          100        1.04        21.64           87.60       N/A     37.96     29.76        N/A
------------------------------------------------------------------------------------------------------------------------------------
